SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2010

DGI Resolution, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Juris-	(Commission	(I.R.S. Employer
diction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure

As previously reported, on November 16, 2009, DGIR filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (“the Court”) under its prior name, deCODE genetics, Inc., and on January 21, 2010 it completed the sale of its Iceland-based subsidiary, deCODE genetics ehf (also known as Islensk erfdagreining), and its drug discovery and development programs to a private company.  In connection with the Chapter 11 Case, DGIR is required to file monthly operating reports with the Court.  On April 26, 2010, DGIR filed a monthly operating report for the month ended March 31, 2010 (the “Monthly Operating Report”).  A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Financial and Operating Data

DGIR cautions readers not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of DGIR’s securities.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Code.  The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the United States Bankruptcy Code and is subject to future adjustment and reconciliation.  The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures.  There can be no assurance that, from the perspective of an investor or potential investor in DGIR’s securities, the Monthly Operating Report contains any information beyond that required by the United States Bankruptcy Code.  The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in DGIR’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of DGIR’s financial condition or operating results for the period that would be reflected in DGIR’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information regarding the Chapter 11 Case

Additional information regarding DGIR’s Chapter 11 Case is available at http://www.delclaims.com/caseinformation.html.  This link is provided for convenience only.  Such information shall not be deemed to be incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

99.1	Monthly Operating Report for the month ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGI Resolution, Inc.

By:	/s/ Kari Stefansson
Kari Stefansson
President

Dated:  May 12, 2010